UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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HI-TECH WEALTH INC. (Name of Registrant as Specified In Its Charter)

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HI-TECH WEALTH INC. (Name of Registrant as Specified In Its Charter)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 28, 2007

TO THE STOCKHOLDERS OF HI-TECH WEALTH INC:

The Annual Meeting of the Stockholders of Hi-Tech Wealth Inc., a Nevada corporation (the “Company’), will be held on June 28, 2007, at 10:00 am (Beijing Time), at 10th Floor, Building C, Intelligence International Plaza, No 18 Zhongguancun East Road, Haidian, Beijing China 100083, and at any adjournment thereof (the “Annual Meeting”) for the following purposes:

1. To elect four directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm; and

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on May 30, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ Li Ming
Name: Li Ming
Title: President and Secretary

Dated: June 8, 2007

HI-TECH WEALTH INC.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 28, 2007

INTRODUCTION

The Annual Meeting of the Stockholders of Hi-Tech Wealth Inc., a Nevada corporation (the “Company’), will be held on June 28, 2007, at 10:00 am (Beijing Time), at 10th Floor, Building C, Intelligence International Plaza, No 18 Zhongguancun East Road, Haidian, Beijing China 100083, and at any adjournment thereof (the “Annual Meeting”) for the following purposes:

1. To elect four directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2. To ratify the appointment of Weinberg & Company, P.A., as the Company’s independent registered public accounting firm; and

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on May 30, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

SOLICITATION AND REVOCATION

Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given in response to this solicitation and received in time for the Annual Meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted

•	“FOR” the election of the nominees listed below under “Election of Directors,” and

•	“FOR” the ratification of Weinberg & Company, P.A., as the Company’s independent accountants for the year ending December 31, 2007.

If any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given in response to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to our Secretary, by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

The presence, in person or by proxy, of a majority of the shares of Common Stock, par value $.001 (the “Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 59,013,215 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Li Ming, our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Proposal 2 shall be approved upon the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Company’s Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the Company’s independent registered public accounting firm

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

GENERAL INFORMATION ABOUT THE PROPOSALS

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

In proposal 1, we are seeking the election of four directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

In proposal 2, we are seeking ratification of the appointment of Weinberg & Company, P.A. as the Company’s independent auditors.

WHY IS HI-TECH WEALTH INC. SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

PROPOSAL NO. 1: The General Corporation Law of the State of Nevada requires corporations to hold elections for directors each year.

PROPOSAL NO. 2. The Company appointed Weinberg & Company, P.A. to serve as the Company’s independent auditors during fiscal year 2007. The Company elects to have its stockholders ratify such appointment.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 59,013,215 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of May 30, 2007, the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company’s Common Stock; (ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Full Talent Limited	17,450,000	29.6%
Smooth Wealth Group Limited	9,500,000	16.1%
Marvel Sight Limited	5,500,000	9.3%
Full Wisdom International Limited	3,750,000	6.3%
Zhang Zhengyu (2) (3)	21,200,000	35.9%
Li Ming (2) (4)	9,500,000	16.1%
Ma Qing (2) (5)	5,500,000	9.3%
Simon Mu (2)	2,159,928	3.7%
All Directors and Executive Officers as a Group (4 persons)	38,359,928	65.0%
________________________
(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage of ownership is determined by assuming that options, warrants or convertible securities that are held by such person (not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.

(2) Indicates a director and/or executive officer of the Company. The address of each such individuals is c/o Hi-Tech Wealth Inc., Suite 1503, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong.

(3) Includes 17,450,000 shares owned by Full Talent Limited and 3,750,000 shares owned by Full Wisdom International Limited. In his capacity as sole owner of Full Talent Limited and Full Wisdom International Limited, Mr. Zhang has voting and investment power over the securities beneficially owned by Full Talent Limited and Full Wisdom International Limited. All of such shares have been pledged to support obligations of such individual under a non-compete agreement.

(4) Includes 9,500,000 shares owned by Smooth Wealth Group Limited. In her capacity as sole owner of Smooth Wealth Group Limited, Ms. Li has voting and investment power over the securities beneficially owned by Smooth Wealth Group Limited. All of such shares have been pledged to support obligations of such individual under a non-compete agreement.

(5) Includes 5,500,000 shares owned by Marvel Sight Limited. In his capacity as sole owner of Marvel Sight Limited, Mr. Ma has voting and investment power over the securities beneficially owned by Marvel Sight Limited. All of such shares have been pledged to support obligations of such individual under a non-compete agreement.

On October 27, 2006, the Company consummated an exchange of shares pursuant to a Share Exchange Agreement (the “Share Exchange Agreement”) dated as of September 6, 2006 with Magical Insight Investments Limited (“Magical Insight”), which resulted in a change in control of the Company and the acquisition by the Company of the assets and operations of Magical Insight. Pursuant to the Share Exchange Agreement, the Company issued an aggregate of 17,986,721 shares of its common stock and warrants to purchase an additional 28,013,279 shares of its common stock in exchange for the sole outstanding share of Magical Insight. The Share Exchange Agreement also provides for the issuance of up to an additional 40,000,000 shares of common stock to the CEO of Magical Insight in the event certain earnings and operational thresholds are achieved in the next 18 months (with a decrease in the number of contingent shares that may be issued if certain net earnings targets are not met).

EXECUTIVE COMPENSATION

The following tables reflects the cash compensation we paid, as well as certain other compensation paid or accrued, during the fiscal year ended December 31, 2006 to the identified persons (the “Named Executive Officers”).

Name	Salary	Warrant and Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

Zhang Zhengyu, Chairman and CEO	$10,076	$-	$-	$-	$10,076
Simon Mu, Former Chairman and CEO	$-	$-	$-	$-	$-
Ma Qing, CFO and Treasurer	$-	$-	$-	$-	$-
Li Ming, President and Secretary	$17,633	$-	$-	$-	$17,633

Additionally, our executive officers and/or their respective affiliates will be reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of such expenses by anyone other than our Board of Directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

EQUITY COMPENSATION PLAN INFORMATION

The Company does not have any equity compensation or incentive plans

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The Company does not have any outstanding warrants or options held by its executive officers or directors.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL

We have not adopted any retirement, pension or profit sharing or other similar programs for the benefit of our directors, officers and/or employees. We do not have an employment contracts with any of our employees. There were no agreements in place for payments to any officers in the event of a change-in-control of the Company.

DIRECTOR COMPENSATION

Not applicable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence.

During year ended December 31, 2006, the Company’s primary operating subsidiary, Beihai Hi-Tech Wealth Technology Development Company Limited (“HTW”) purchased raw materials and goods from Beijing Hi-Tech Wealth Electronic Product Co. Ltd (“BJ HEP”) in the amount of $30,256,399 and $2,980,607, respectively. In addition, in 2006, BJ HEP paid subcontracting fees on behalf of HTW in the amount of $434,274. In 2005, BJ HEP paid advertising, transportation and subcontracting fees on behalf of HTW in the amount of $518,747, $741,048 and $107,666, respectively. Dr. Zhang Zhengyu, Ms. Li Ming and Mr. Ma Qing, our directors, have also acted as directors of BJ HEP.

During 2006, HTW acquired software from Beijing Hi-Tech Wealth Software Co. Ltd. (“BJ HTS”), which Ms. Li Ming, our director, is also the director of BJ HTS, in the amount of $3,644,357. On October 27, 2006, Euro Asia, the holding company of BJ HTS, was acquired by Magical Insight and the inter-company transactions have been eliminated in consolidation following such transaction.

During the year ended December 31, 2006, HTW sold goods to Nanjing Hengzhi Communication Equipment Co. Ltd. (“NHC”) in the amount of $3,353,655. NHC is controlled by a relative of the Company’s Chief Executive Officer and Chairman of the Board, Dr. Zhang Zhengyu.

During the year ended December 31, 2006 and 2005, HTW sold goods to Beijing Mobil XP Technology Co., Ltd (“BMT”) in the amount of $1,226,663 and $2,128,784, respectively. BMT is a company controlled by our director, Ms. Li Ming.

During the year ended December 31, 2006, HTW advanced $949,177 to Hong Kong Hi-Tech Wealth Electronic Products Co., Ltd. (“HK HEP”). The remaining balance is interest free, unsecured and has no fixed repayment term. Dr. Zhang Zhengyu, Ms. Li Ming and Mr. Ma Qing, directors of GCI, have also acted as directors of HK HEP.

During the year ended December 31, 2006, Hi-Tech Wealth Group Limited (“HT-WG”) advanced $498,381 to HTW. The remaining balance is interest free, unsecured and has no fixed repayment term. Dr. Zhang Zhengyu, Ms. Li Ming and Mr. Ma Qing, directors of GCI, have also acted as directors of HT-WG.

During the year ended December 31, 2006, BJ HID loaned $256,125 to HTW. The remaining balance is interest free, unsecured and has no fixed repayment term. Dr. Zhang Zhengyu and Ms. Li Ming, directors of GCI, have also acted as directors of BJ HID.

INDEMNIFICATION

The Company’s Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the General Corporation Law of Nevada. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Nevada law, including in circumstances in which indemnification is otherwise discretionary under Nevada law. The Company has entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors’ and officers’ insurance if available on reasonable terms.

PROPOSAL 1
ELECTION OF DIRECTORS

Seven director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Set forth below are the names of the directors, executive officers and key employees of the Company as of May 30, 2007.

Name	Age	Position
Zhang Zhengyu	49	Chairman and Chief Executive Officer of the Company and Director
Ma Qing	45	Chief Financial Officer, Treasurer and Director
Li Ming	42	Secretary, President and Director
Simon Mu	50	Director

EXECUTIVE OFFICERS

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company.

There are no agreements or understandings for any officer or director of the Company to resign at the request of another person and none of the officers or directors is acting on behalf of or will act at the direction of any other person.

Dr. Zhang Zhengyu, 49, has served as Chairman and Chief Executive Officer of the Company since November 2006. Dr. Zhang is founder, Chairman and Chief Executive Officer of the HTW. Prior to the incorporation of HTW-HK in 1997, Dr. Zhang was general manager of Beijing Star Technology Development Center, a technical service firm in various businesses, ranging from software design, dealer for Dell, to the design of marble cutting machines. That firm became the sole dealer in the PRC for a Hong Kong electronic dictionary manufacturer in March 1992 and became dealer for other electronic organizers in January 1995. Dr Zhang has also actively participated the public and social services. Dr. Zhang is committee member of National Committee of the Chinese People's Political Consultative Conference and the Chinese People's Political Consultative Conference Beijing Committee, and Vice President of Beijing Municipal Chamber of Commerce and China Youth Entrepreneurs Association. In 1993, Dr. Zhang has been awarded for China National Outstanding Contributions Young Professional, China Central Bureau Top 10 Outstanding Youth, and Central China Outstanding Youth Entrepreneur. Dr. Zhang obtained a Bachelor of Science (Space Science) degree from the Beijing Institute of Technology and a Ph.D. degree in artificial intelligence from Beijing University of Aeronautics & Astronautics.

Ma Qing, 45, has served as Chief Financial Officer and Treasurer of the Company since November 2006. Mr. Ma is Chief Financial Officer and a Vice President of HTW. He founded Euro Asia Arbitrage Investment Limited, a company incorporated in Hong Kong in January 1998, which was subsequently acquired by the holding company of HTW in August 2000. Prior to 1999, Mr. Ma held various management positions at the Hong Kong, Paris and Chicago offices of Dresdner Kleinwort Benson. He has many years' experience in the banking industry. Mr. Ma obtained a Bachelor of Science degree from Beijing University, a DEA (Equivalent to Master of Science) degree in Artificial Intelligence from the University of Paris and a Diplome en (Equivalent to Master of Finance) degree from Ecole Superieur de Commerce de Paris.

Li Ming, 42, has served as Secretary and President of the Company since November 2006. Ms. Li is a founder, Chief Operating Officer, Director and President of HTW. Prior to joining HTW in October 1998, Ms. Li was General Manageress of Hong Kong Representative Office of Beijing Star Technology Development Center. Ms. Li has also worked as an instructor of Communication for Officer of the People's Liberation Army during 1977 to 1993. Ms. Li has also actively participated the public and social services. Ms. Li is committee member of the Beihai Committee of Chinese People's Political Consultative Conference and All-China Federation of Youth, and also a Standing Committee member of Guangxi Municipal Chamber of Commerce and Central Bureau Federation of Youth. Ms. Li holds an MBA degree from Murdoch University of Australia.

INFORMATION ABOUT DIRECTOR NOMINEES

Set forth below is certain information with respect to each director nominee.

Zhang Zhengyu, Chairman and Chief Executive Officer, Hi-Tech Wealth Inc.

See biographical information set forth above under “Executive Officers.”

Ma Qing, Chief Financial Officer and Treasurer, Hi-Tech Wealth Inc.

See biographical information set forth above under “Executive Officers.”

Li Ming, President and Secretary, Hi-Tech Wealth Inc.

See biographical information set forth above under “Executive Officers.”

Dr. Simon Mu

Dr. Mu, 50, is a founder of the Company and has been on the Board of Directors since 2004. Dr. Mu was also the CEO of China Mineral Acquisition Corporation, a U.S. publicly listed company. He is a Managing Director of Capital Bridge Investment Ltd., a Chinese company specializing in mergers, acquisitions and distressed debt financing in China, since August 2003. Since 1996, Dr. Mu has served as Chairman of the Board of Beijing Marrison World Business Information Systems Company, a computer systems integrator in China, in which Dr. Mu is also a majority shareholder. He was Vice-Chairman of Jinpan International Ltd., an AMEX listed company, from August 1997 to December 1999. From February 1995 to August 1998, Dr. Mu was President of Patron America Inc., a financial advisory company. From September 1993 to January 1995, he served as Vice President of Investment Banking for Salomon Brothers in Hong Kong. Prior to joining Salomon, he was an Assistant Professor at the Lyndon Johnson School, the University of Texas at Austin, from 1991 to 1993. Dr. Mu holds a Masters in Econometrics and a Ph.D. in Planning and Development Finance, both from the University of North Carolina at Chapel Hill. He has a B.S. degree in Urban Planning from Nanjing University.

The Board of Directors will vote the proxies “FOR” the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving a plurality of the votes cast will be elected as directors. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE FOUR NOMINEES FOR DIRECTOR SET FORTH HEREIN.

COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

Based on our review of copies of Forms 3, 4 and 5 filed with the SEC or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2006, all officers, directors, and greater than ten-percent beneficial owners timely complied with the applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934.

CODE OF ETHICS

In March 2005, the Board of Directors adopted a Code of Business Conduct and Ethics to promote its commitment to the legal and ethical conduct of the Company’s business. The Chief Executive Officer, Chief Financial Officer, and other senior officers are required to abide by the Code of Business Conduct and Ethics, which provides the foundation for compliance with all corporate policies and procedures, and best business practices. The policies and procedures address a wide array of professional conduct, including the establishment of sound employment policies, methods for avoiding and resolving conflicts of interest, safeguarding intellectual property, protecting confidential information, and a strict adherence to all laws and regulations applicable to the conduct of the Company’s business. The Company intends to satisfy its obligations, imposed under the Sarbanes-Oxley Act, to disclose promptly on the Company’s website amendments to, or waivers from, the Code of Business Conduct and Ethics, if any.

BOARD AND COMMITTEE MEETINGS

The Board of Directors held 2 meetings during fiscal year ended December 31, 2006. No director attended fewer than 75% of the meetings of the Board and any committee of which the director was a member.

The Board of Directors does not have an Audit Committee, a Nominating Committee or a Compensation Committee. The entire Board of Directors assumes the duties that would be delegated to such Committees. The Company does not have a policy with regard to Board of Directors members’ attendance at annual meetings of stockholders. Since October 27, 2006, when the Company consummated the Share Exchange Agreement and new directors were appointed to the Board of Directors, the Company has not held an annual meeting of stockholders. Accordingly, there is no information to provide as to the number of members of the Board of Directors who attended the prior year’s annual meeting.

Nominating Committee

The Board of Directors does not have a standing Nominating Committee because the Board of Directors determined that the Board of Directors could satisfactorily perform the actions of the Nominating committee. The Board of Directors has adopted resolutions with respect to the nomination process. The Board of Directors accepts director nominations made by members of the Board of Directors of the Company. Pursuant to the terms of the Company’s bylaws, stockholders of the Company may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors by written consent of a majority of the outstanding shares entitled to vote.

The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other members of the Board of Directors, and specialized knowledge or experience. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily. In considering candidates for the Board of Directors, they evaluate the entirety of each candidate's credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current members of the Board of Directors, stockholders, professional search firms or other persons. The Board of Directors will not evaluate candidates differently based on who has made the recommendation.

PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS.

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors at Hi-Tech Wealth Inc., Suite 1503 Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

Nomination by Stockholders

The Board of Directors accepts director nominations made by stockholders. The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, they evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. They will not evaluate candidates differently based on who has made the recommendation.

Our By-laws include a provision that permits a stockholder of record that beneficially owned more than five percent of our voting stock for at least one year as of the date of the recommendation to submit to us the name of any person whom the stockholder wishes to nominate as a candidate for election to the Board. In general, such a submission must be received by our corporate secretary at our principal office 30 days prior to the filing of our proxy statement before the annual stockholder meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee’s consent to be named as a nominee and to serve if elected. The stockholder must also provide information about his or her identity and the number of shares owned. If the nomination is made by a stockholder holding shares in “street name,” then the identity and ownership information must be furnished about the beneficial owner of the shares. A candidate submitted by a stockholder as a nominee need not be nominated by the independent directors.

We are required to include in our future proxy statements information about a recommended stockholder nominee, but only when the following criteria are met:

•
The proposed nomination is received by a date not later than the 120th day before the date (i.e., the month and day) of our proxy statement released to stockholders in connection with the prior year’s annual meeting.

•	The stockholder or stockholder group making the proposal has beneficially owned more than 5% of our voting stock for at least a year.

If those criteria are met, and provided that we have written consent from the proposed candidate and from the stockholder or stockholder group, we would be obliged to identify in our proxy statement the name of the candidate and the stockholder or stockholder group making the nomination, and to disclose our position regarding the nomination.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Weinberg & Company, P.A. has served as our independent registered public accounting firm for the audits of our financial statements for the last fiscal year. Weinberg & Company, P.A. was engaged as the Company’s independent registered public accounting firm in December 2006 upon the dismissal of BDO McCabe Lo Limited who had been the Company’s independent auditors since November 2004. The Board of Directors has appointed Weinberg & Company, P.A. to continue as our independent auditors for the fiscal year ending December 31, 2007.

The following table presents fees for professional services rendered by Weinberg & Company, P.A. and BDO McCabe Lo Limited for all professional services which they have provided to the Company for the years ended December 31, 2006 and 2005, respectively.

	For the fiscal years ended December 31,
	2006	2005
Audit fees	$387,660	$117,732
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
	$387,660	$117,732

“Audit fees” consist of fees billed to the Company by Weinberg & Company, P.A and BDO McCabe Lo Limited for review of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB, audit of the financial statements included in the Company’s Annual Reports on Form 10-KSB and review of registration statements and issuance of consents for the fiscal years ended December 31, 2006 and 2005, respectively.

There were no audit-related fees, tax fees or other fees incurred on behalf of Hi-Tech Wealth Inc. by our independent registered public accounting firm, Weinberg & Company, P.A.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

MISCELLANEOUS

2008 STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2008 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before March 16, 2008. Stockholders of the Company wishing to include proposals in the proxy material for the 2008 Annual Meeting of Stockholders must submit the same in writing so as to be received by Li Ming, the Secretary of the Company on or before January 1, 2008. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

AVAILABILITY OF FORM 10-KSB

We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-KSB for the Fiscal Year ended December 31, 2006, including our financial statements but excluding the exhibits to Form 10-KSB. The Form 10-KSB includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please contact Ma Qing, our Chief Financial Officer, at Suite 1503, Sino Plaza, 255-257 Gloucester Road, Causeway Bay, Hong Kong. Our Annual Report on Form 10-KSB and our other filings with the SEC, including the exhibits, are also available for free at the SEC’s website (http://www.sec.gov).

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-732-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company's annual report on Form 10-KSB was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JUNE 8, 2007. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors

/s/ Li Ming
----------------------------------------------
Name:  Li Ming
Title: Secretary

June 8, 2007

HI-TECH WEALTH INC.

PROXY FOR ANNUAL MEETING

TO BE HELD ON JUNE 28, 2007

The undersigned stockholder of Hi-Tech Wealth Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Li Ming and Ma Qing, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (Beijing Time), at 10th Floor, Building C, Intelligence International Plaza, No 18, Zhongguancun East Road, Haidian, Beijing China 100083 on June 28, 2007, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below and hereby revokes any proxy or proxies heretofore given.

The Board of Directors recommends that you vote “FOR” each proposal.

1.	Election of Directors

FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLDING AUTHORITY to vote for all nominees listed below	☐

Zhang Zhengyu, Ma Qing, Li Ming and Simon Mu

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.)

_____________________________________________________

A vote FOR the nominees includes discretionary authority to vote for a substitute nominee if any of the nominees listed becomes unable or unwilling to serve.

2.	Ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date: _________________, 2007

_______________________________
Signature

_______________________________
Signature if held jointly

Note: Please sign as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.